                                                                    Exhibit 10.2

                                   GUARANTEE


     GUARANTEE dated as of September 10, 1998 made by the guarantors which are signatories hereto (collectively, the "Guarantors" and individually, each a
                                       ----------
"Guarantor"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in
----------
such capacity, the "Administrative Agent") for the lenders (the "Lenders")
                    --------------------                         -------
parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented, extended or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement"), among Cambridge Technology Partners (Massachusetts), Inc., a
---------
Delaware corporation ("Cambridge"), and the entities listed on Schedule I
                       ---------                               ----------
thereto (together with Cambridge, the "Borrower"), the Lenders and the
                                       --------
Administrative Agent.

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make the Loans to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has entered into the Credit Agreement to arrange for a $50,000,000 credit facility, the proceeds of which will be used to fund acquisitions and capital expenditures, and to provide working capital;

     WHEREAS, the Guarantors are direct or indirect subsidiaries of Cambridge Technology Partners (Massachusetts), Inc.; and

     WHEREAS, it is a condition precedent to the obligations of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1.   Defined Terms.  Capitalized terms not otherwise defined herein shall
          -------------
have the meanings set forth in the Credit Agreement.

     2.   Guarantee.
          ---------

          (a) Each Guarantor hereby jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or the Lenders (including interest accruing at the then applicable rate provided in the Credit Agreement after the stated maturity, by acceleration or otherwise), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Administrative Agent and/or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement) (each and all of the above obligations, collectively, the "Guaranteed Obligations").
                                      ----------------------

          (b) Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent and/or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, any Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Guaranteed Obligations.

          (c) No payment or payments made by the Borrower, any Guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated.

     3.   Right of Set-off.  In addition to any rights now or hereafter granted
          ----------------
under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower, any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, but excluding any deposits in payroll or escrow accounts) and any other Indebtedness at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent or such Lender wherever located) to or for the credit or the account of any Guarantor against and on account of the obligations and liabilities of any Guarantor hereunder, and all other claims of any nature or description arising out of or connected with this Guarantee, irrespective of whether the Administrative Agent or such Lender shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     4.   No Subrogation.  Notwithstanding any payment or payments made by any
          --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by any Lender, no Guarantor shall be entitled to exercise or enforce any subrogation rights of the Administrative

Agent or any Lender against the Borrower or any other Person or any guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Person in respect of payments made by any Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been paid in full or the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against such Guaranteed Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     5.   Amendments, etc. with respect to the Guaranteed Obligations; Waiver of
          ----------------------------------------------------------------------
Rights. Each Guarantor shall remain obligated hereunder notwithstanding that,
------
without any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations may be waived. When making any demand hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrower or any other Guarantor or any release of the Borrower or such other Guarantor shall not relieve any Guarantor, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6.   Guarantee Absolute and Unconditional.  Each Guarantor waives any and
          ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and each Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or such Guarantor with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee and surety of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any of the Guaranteed Obligations or any other guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any Guarantor against the Administrative Agent or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Guaranteed Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such guarantee or right of offset, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against any Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Guaranteed Obligations.

     7.   Reinstatement.  This Guarantee shall continue to be effective, or be
          -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8.   Payments.  Each Guarantor hereby guarantees that payments hereunder
          --------
will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars or the applicable Alternate Currency Equivalent at the office of the Administrative Agent located at One Chase Manhattan Plaza, New York, NY 10081.

     9.   Representations and Warranties.  In order to induce the Lenders to
          ------------------------------
enter into the Credit Agreement and to make the Loans, the Guarantors hereby jointly and severally represent and warrant to the Administrative Agent and each Lender as follows:

          (a) Each Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect (as defined below), is qualified to do business in, and is in corporate good standing in, every jurisdiction where such qualification is required.

          (b) This Guarantee is within each Guarantor's corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action. This Guarantee has been duly executed and delivered by each Guarantor and constitutes a legal, valid and binding obligation of each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (c) This Guarantee (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Guarantor or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Guarantor or any Guarantor's assets, or give rise to a right thereunder to require any payment to be made by any Guarantor, except which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect (as defined below), and (iv) will not result in the creation or imposition of any Lien on any asset of any Guarantor.

     As used herein, the term "Material Adverse Effect" shall mean a material
                               -----------------------
adverse effect on (x) the business, assets, operations, prospects or condition, financial or otherwise, of any Guarantor, (y) the ability of any Guarantor to perform any of its obligations under this Guarantee or (z) the rights of or benefits available to the Lenders under this Guarantee.

     10.  Notice.  All notices and other communications provided for herein
          ------
shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to any Guarantor, c/o Cambridge Technology Partners (Massachusetts), Inc. at 304 Vassar Street, Cambridge, MA 02139, Attention of Arthur M. Toscanini, Chief Financial Officer (Telecopy No. (617) 374-8507), with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110, Attention of Mark D. Smith, Esq. (Telecopy No. (617) 248-7100); and

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, 999 Broad Street, Bridgeport, CT 06604, Attention of Loan Department (Telecopy No. (203) 382-5360), with a copy to (i) The Chase Manhattan Bank, 85 Wells Avenue, Suite 200, Newton, MA 02159, Attention of Roger A. Stone (Telecopy No. (617) 928-3057); and (ii) Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, Attention of Raymond C. Zemlin, P.C. (Telecopy No. (617) 523-1231).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Guarantee shall be deemed to have been given on the date of receipt.

     11.  Severability.  Any provision of this Guarantee which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.  Integration.  This Guarantee represents the agreement of the
          -----------
Guarantors with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

     13.  Amendments in Writing; No Waiver, Cumulative Remedies.
          -----------------------------------------------------

          (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except as provided in Section 9.02 of the Credit Agreement.

          (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 13(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender any right power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     14.  Section Headings.  The section headings used in this Guarantee are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     15.  Successors and Assigns.  This Guarantee shall be binding upon the
          ----------------------
successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and, subject to Section 9.04(b) of the Credit Agreement, their successors and assigns.

     16.    Governing Law; Jurisdiction; Consent to Service of Process.
            ----------------------------------------------------------

          (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Guarantee against any Guarantor or its properties in the courts of any jurisdiction.

          (c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each Guarantor hereby agrees that service of all writs, complaints, process and summonses in any suit, action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, may be made upon Cambridge (the "Process Agent"), with an office on
                                           -------------
the date hereof at 304 Vassar Street, Cambridge, Massachusetts 02139. Each Guarantor hereby irrevocably appoints the Process Agent its true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, complaints, process and summonses. Each Guarantor agrees that any election by the Administrative Agent or any Lender to give notice of any such service to such Guarantor shall not impair or affect the validity of such service or of the judgment based thereon.

          (e) Each party to this Guarantee irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

     17.    WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE
            --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     18.  Judgment Currency. If, for the purpose of obtaining judgment in any
          -----------------
court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Guarantee into any Alternate Currency, then the conversion shall be made at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 a.m., London time, on the date three Business Days prior to the date on which the judgment is given or the order is made, as the case may be. In the event that there is a difference between the rate of exchange on the basis of which the amount of such judgment or order is determined and the rate of exchange prevailing on the date of payment, each Guarantor hereby agrees to pay such additional amount as may be necessary to ensure that the amount paid is the amount of such Alternate Currency which permits the Administrative Agent to purchase the amount of dollars due under this Agreement when the judgment or order is issued at the Administrative Agent's spot exchange rate for buying dollars with the Alternate Currency, in accordance with normal banking procedures, prevailing at the opening of business on the date of payment. Any amount due from the Guarantors to the Administrative Agent for the account of each Lender under the second sentence of this Section 18 will be due as separate debt of the Guarantors to the Administrative Agent for the account of each Lender and shall not be affected by any judgment or order being obtained for any other sum. The covenant in this
Section 18 shall survive the payment in full of all of the other obligations of the Guarantors hereunder.

     19.  No Offset.  All payments by the Guarantors hereunder shall be made
          ---------
without setoff or counterclaim and free and clear of and without deduction for any foreign or domestic taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restriction or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless any Guarantor is required by law to make such deduction or withholding. Except as otherwise expressly provided in this Section 19, if any such obligation is imposed upon any Guarantor with respect to any amount payable hereunder, such Guarantor will pay to the Administrative Agent for the account of each Lender, on the date on which such amount is due and payable hereunder, such additional amount in dollars as shall be necessary to enable the Administrative Agent to receive the same net amount which it would have received on such due date had no such obligation been imposed upon such Guarantor. The Guarantors will deliver promptly to the Administrative Agent, certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantors hereunder.

     20.  Authority of Administrative Agent.  Each Guarantor acknowledges that
          ---------------------------------
the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them but, as between the Administrative Agent and each Guarantor, the Administrative Agent shall be conclusively presumed to be acting as administrative agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    CAMBRIDGE MANAGEMENT
                                    CONSULTING, INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: Vice President and Treasurer


                                    CAMBRIDGE TECHNOLOGY
                                    PARTNERS-ENTERPRISE
                                    RESOURCE SOLUTIONS, INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: Vice President and Treasurer


                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    SECURITIES CORPORATION



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: Treasurer and Clerk


                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    (UNITED KINGDOM), INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: President

                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    (BENELUX), INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: President


                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    INTERNATIONAL, INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: Treasurer and Secretary


                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    (LATIN AMERICA), INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: President


                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    (EUROPE), INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: Treasurer

                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    (ASIA), INC.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: Treasurer


                                    CAMBRIDGE PCHL L.L.C.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: Vice President and Treasurer


                                    EXCELL DATA CORP.



                                    By: /s/ A.M. Toscanini
                                       --------------------------------
                                       Name:  Arthur M. Toscanini
                                       Title: President